FORWARD FUNDS

Supplement dated November 20, 2015

to the

Forward Balanced Allocation Fund Investor Class and Institutional Class

Summary Prospectus, Forward Balanced Allocation Fund Class A and Class C

Summary Prospectus, Forward Income Builder Fund Investor Class and

Institutional Class Summary Prospectus, Forward Income Builder Fund Class A

and Class C Summary Prospectus, Forward Funds Investor Class and

Institutional Class Prospectus, and Forward Funds Class A, Class B, Class C and

Advisor Class Prospectus

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING REORGANIZATION OF THE

FORWARD BALANCED ALLOCATION FUND WITH AND INTO THE

FORWARD INCOME BUILDER FUND

The following information applies to the Forward Balanced Allocation Fund only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved, on behalf of the Forward Balanced Allocation Fund, effective on or about January 22, 2016, a change in the non-fundamental investment objective of the Fund. Currently, the non-fundamental investment objective of the Forward Balanced Allocation Fund is to seek moderate current income and some potential capital appreciation. In anticipation of the Reorganization (as described below), the Board of Trustees approved changing the non-fundamental investment objective of the Forward Balanced Allocation Fund to that of the Forward Income Builder Fund. Accordingly, effective on or about January 22, 2016, the non-fundamental investment objective of the Forward Balanced Allocation Fund shall be revised to read as follows:

The Fund seeks high current income and some stability of principal.

The following information applies to the Forward Income Builder Fund only:

Also at the September 22-23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved, on behalf of the Forward Income Builder Fund, effective on or about January 22, 2016, the Fund’s ability to invest in an additional related investment company managed by subsidiaries of Salient Partners, L.P. (“Salient”). Accordingly, effective on or about January 22, 2016, the following information shall be added to the “Important Information about the Salient Funds” section of the prospectuses:

Salient Fund	Expense Ratio
Salient Risk Parity Fund (Class I)	1.35%

Salient Risk Parity Fund: The Salient Risk Parity Fund seeks long term capital appreciation. The Fund invests primarily in futures contracts and other financially-linked derivatives and instruments whose performance is expected to correspond to global equity markets, global interest rates markets as reflected in the government bond markets of developed countries, global credit markets and global commodities markets. The Fund will also hold a large portion of its assets either directly or indirectly (through the Risk Parity Subsidiary, as discussed in the Fund’s prospectus) in cash, money market instruments or other cash equivalents, some of which will serve as margin or collateral for the Fund’s futures contracts or other derivatives positions.

The Advisor’s investment process involves first the selection of representative assets within the equity, interest rates and commodities markets; then the measurement of the volatility and correlation of and among the selected assets; and finally the construction of a portfolio designed to balance the risk contribution of each asset class or strategy within the overall portfolio. In certain circumstances, the Advisor may also limit or cap the exposure to certain markets/instruments to reflect more limited liquidity in those markets/instruments. Volatility is a measure of the variation in price around its average. Correlation is a measure of the similarity of the price movement of an asset or security to another asset or security. Risk contribution is a measure of how much of a portfolio’s total variance is caused by a particular asset or security. Portfolio variance is a commonly-used measure of the risk of a portfolio that combines the volatility of returns for each security and the correlations among each security with the portfolio weighting of each security. In addition to the assets in the markets noted above, the Advisor attempts to capitalize on momentum (the continuation of recent price trends) by utilizing a trend- following strategy, which will invest long in assets exhibiting positive recent price movements and invest short in assets exhibiting declining recent price movements. The momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining. By attempting to allocate its portfolio with balanced risk weightings, or “risk parity,” the Advisor believes that the Fund can provide investors access to a potentially more diversified portfolio than has traditionally been achieved through frameworks that focus on the allocation of capital alone. This process has the effect of allocating less capital to more volatile assets or to assets that are more highly-correlated to other assets in the portfolio; and it has the effect of allocating more capital to less volatile assets or to assets that are less correlated to other assets in the portfolio.

Salient Advisors serves as Advisor to the Salient Risk Parity Fund.

The following information applies to the Forward Balanced Allocation Fund and Forward Income Builder Fund (each a “Fund” and collectively, the “Funds”):

Reorganization of Forward Balanced Allocation Fund with and into Forward Income Builder Fund

Also at the September 22-23, 2015 meeting of the Board of Trustees of the Trust, the Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Forward Balanced Allocation Fund, a series of the Trust, with and into the Forward Income Builder Fund, another series of the Trust (the “Reorganization”). The Reorganization does not require shareholder approval.

Effective as of the close of business on December 23, 2015, in anticipation of the Reorganization, Investor Class, Institutional Class, Class A and Class C shares of the Forward Balanced Allocation Fund will no longer be sold to new investors. Existing shareholders of these share classes may continue to purchase Investor Class, Institutional Class, Class A and Class C shares after this date and these share classes will continue to be eligible for exchanges from other Forward Funds after this date until the close of business on January 21, 2016.

The Reorganization is expected to occur on or about January 22, 2016 or on such later date as the officers of the Trust determine (the “Reorganization Date”). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of Investor Class, Institutional Class, Class A and Class C shares of the Forward Balanced Allocation Fund will become the owner of the number of corresponding full and fractional shares of the Forward Income Builder Fund, having an equal aggregate net asset value.

The Board, including all of the Independent Trustees, carefully considered the proposed Reorganization and has determined that the proposed Reorganization: (1) is in the best interests of each Fund, and (2) would not result in a dilution of the interests of shareholders in either Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. Subject to applicable expense limitation agreements, the expenses incurred in connection with the Reorganization will be borne by the Funds. In addition, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization should qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that holders of Investor Class, Institutional Class, Class A and Class C shares of either Fund should not recognize any gain or loss in connection with the proposed Reorganization.

Shareholders of the Forward Balanced Allocation Fund who determine that they do not wish to become shareholders of the Forward Income Builder Fund may: (1) redeem their shares of the Forward Balanced Allocation Fund before the Reorganization Date, or (2) exchange their shares of the Forward Balanced Allocation Fund before the Reorganization Date for shares of another Forward Fund by contacting the Trust or their broker, financial intermediary or other financial institution. Please note that a redemption of shares or an exchange of shares of the Forward Balanced Allocation Fund into another Forward Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

Prior to the Reorganization Date, the Forward Balanced Allocation Fund may sell a portion of its portfolio to prepare for the Reorganization. The proceeds of such sales may be held in temporary investments or invested in assets that the Forward Income Builder Fund may hold or wish to hold. During the transition period, the Forward Balanced Allocation Fund may not be pursuing its normal investment strategies, and stated limitations on permissible investments and investment restrictions may not apply during this transition. Furthermore, it is possible that transactions during this transition may be made at times that turn out to be disadvantageous, which could negatively impact Fund performance, could result in increased transactional costs, which are ultimately borne by shareholders, and could result in the realization of taxable gains or losses for either or both Funds. After the Reorganization Date, the Forward Income Builder Fund may also sell portfolio securities that it acquired from the Forward Balanced Allocation Fund. As a result, the Forward Income Builder Fund may bear transaction costs and may not be immediately fully invested in accordance with its stated investment strategies during the transition period.

Comparison of the Funds

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of the Forward Balanced Allocation Fund and those of the Forward Income Builder Fund, you should refer to the Prospectuses and Statement of Additional Information for each of the Funds, which are available free upon request by calling 1-800-999-6809 and on the Forward Funds website by visiting www.forwardinvesting.com.

The Funds are each diversified series of the Trust and share the same Board of Trustees. The Funds’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical. In addition, the management fees for the Forward Balanced Allocation Fund are identical to the management fees for the Forward Income Builder Fund, prior to the application of the Forward Balanced Allocation Fund’s fee waiver and the Forward Income Builder Fund’s expense limit. Furthermore, each class of the Forward Balanced Allocation Fund pays either identical or greater fees than its corresponding class of the Forward Income Builder Fund for distribution or service activities pursuant to their distribution plans adopted under Rule 12b-1 of the 1940 Act.

Forward Management has agreed to limit the Forward Income Builder Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Investor Class, Institutional Class, Class A and Class C shares through April 30, 2017. This expense limit will make the Forward Income Builder Fund’s operating expenses lower than the operating expenses of the Forward Balanced Allocation Fund, even when taking into account the Forward Balanced Allocation Fund’s current management fee waiver.

INVESTMENT ADVISORS AND OTHER SERVICE PROVIDERS

Forward Management serves as the investment advisor for each Fund and directly manages the assets of each Fund. The Funds also have a common distributor (Forward Securities, LLC) and a common administrator and transfer agent (ALPS Fund Services, Inc.).

ANNUAL FUND OPERATING EXPENSES

The annual fund operating expenses of each class of each Fund and estimated pro forma annual fund operating expenses after giving effect to the proposed Reorganization are shown in the tables below. The expenses of each Fund are shown as of the semi-annual period ended June 30, 2015. Pro forma expenses show estimated fund expenses of the combined fund as of June 30, 2015 after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The following tables of annual fund operating expenses are presented as expenses that you pay each year as a percentage of the value of your investment:

Forward Balanced Allocation Fund

	Investor Class	Institutional Class	Class A	Class C
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	N/A	0.35%	0.75%
Other Expenses(1)	1.14%	0.89%	0.89%	1.14%
Acquired Fund Fees and Expenses(1)	1.06%	1.06%	1.06%	1.06%
Total Annual Fund Operating Expenses	2.55%	2.05%	2.40%	3.05%
Fee Waiver and/or Expense Reimbursement(2)	–0.10%	–0.10%	–0.10%	–0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.45%	1.95%	2.30%	2.95%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s investment advisor is contractually obligated to waive its management fee until April 30, 2017. This expense limitation arrangement may not be terminated by the Fund’s investment advisor prior to such date under any circumstances.

Forward Income Builder Fund

	Investor Class	Institutional Class	Class A	Class C
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	N/A	0.25%	0.75%
Other Expenses(1)	0.94%	0.69%	0.69%	0.94%
Acquired Fund Fees and Expenses(1)	1.21%	1.21%	1.21%	1.21%
Total Annual Fund Operating Expenses	2.50%	2.00%	2.25%	3.00%
Fee Waiver and/or Expense Reimbursement(2)	–0.40%	–0.40%	–0.40%	–0.40%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	1.60%	1.85%	2.60%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2017 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for the Fund’s Investor Class, Institutional Class, Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 0.89%, 0.39%, 0.64% and 1.39%, respectively. This expense limitation arrangement may not be terminated by the Fund’s investment advisor prior to such date under any circumstances.

Combined Fund Pro Forma

	Investor Class	Institutional Class	Class A	Class C
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.25%	N/A	0.25%	0.75%
Other Expenses(1)	0.75%	0.50%	0.50%	0.75%
Acquired Fund Fees and Expenses(1)	1.21%	1.21%	1.21%	1.21%
Total Annual Fund Operating Expenses	2.31%	1.81%	2.06%	2.81%
Fee Waiver and/or Expense Reimbursement(2)	–0.21%	–0.21%	–0.21%	–0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.10%	1.60%	1.85%	2.60%

(1)	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(2)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2017 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for the Fund’s Investor Class, Institutional Class, Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 0.89%, 0.39%, 0.64% and 1.39%, respectively. This expense limitation arrangement may not be terminated by the Fund’s investment advisor prior to such date under any circumstances.

INVESTMENT STRATEGIES AND RISKS

The charts below describe the similarities and differences between the Funds’ objectives, principal investment strategies and principal risks. As shown below, as of the Reorganization Date, the Funds have identical investment objectives and are “funds of funds” that primarily invest in other Forward Funds and certain of the related investment companies managed by subsidiaries of Salient (“Underlying Funds”). However, as also shown below, there are differences in the principal investment strategies and principal risks of the Funds, including:

•

For the Forward Balanced Allocation Fund, Forward Management uses an asset allocation strategy designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon. In addition, at all times, Forward Management intends to maintain the Fund’s asset allocation to at least 40% in equity Underlying Funds and to at least 25% in fixed-income Underlying Funds. For the Forward Income Builder Fund, Forward Management uses a quantitative asset allocation strategy that seeks to maximize yield while maintaining an overall level of volatility that is similar to the volatility of the Income Builder Blended Index, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI.

•

For the Forward Balanced Allocation Fund, the asset classes in which the Underlying Funds may invest include: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, including mortgage-related and other asset-backed securities, international fixed-income, and money market. For the Forward Income Builder Fund, the asset classes in which the Underlying Funds may invest include, in addition to those asset classes described immediately above: global real estate, infrastructure, dividend-oriented strategies, and preferred securities. However, as shown below, the asset classes in which the Underlying Funds of the Forward Income Builder Fund may invest do not include mortgage-related and other asset-backed securities.

•

The Forward Income Builder Fund is currently subject to a number of principal risks to which the Forward Balanced Allocation Fund is not currently subject. In particular, the Forward Income Builder Fund is currently subject to Borrowing Risk, Currency Transactions Risk, Depositary Receipts Risk, Emerging Market and Frontier Market Securities Risk, Exchange-Traded Funds (“ETFs”) Risk, Foreign Securities Risk, Hedging Risk, Infrastructure-Related Investment Risk, Lower-Rated Debt Securities Risk, Municipal Bonds Risk, Overseas Exchanges Risk, Real Estate Securities and REITs Risk, Restricted and Illiquid Securities Risk, Short Sales Risk, and Tax Reform Risk; whereas, these are not currently principal risks of the Forward Balanced Allocation Fund. Conversely, the Forward Balanced Allocation Fund is currently subject to Mortgage-Related and Other Asset-Backed Securities Risk; whereas, this will not be a principal risk of the Forward Income Builder Fund.

	Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)
Investment Objective	The Fund seeks high current income and some stability of principal.	The Fund seeks high current income and some stability of principal.
Principal Investment Strategies	The Fund is a “fund of funds” that primarily invests in other Forward Funds and certain of the related investment companies managed by subsidiaries of Salient Partners, L.P. (“Underlying Funds”). The Fund’s advisor, Forward Management, LLC (“Forward Management” or the “Advisor”), uses an asset allocation strategy designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon. At all times, Forward Management intends to maintain the Fund’s asset allocation to at least 40% in equity Underlying Funds and to at least 25% in fixed-income Underlying Funds. Forward Management may from time to time modify the asset allocation of the Fund in response to Forward Management’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. The asset classes in which the Underlying Funds may invest include: U.S. equity, frontier and emerging market, international equity, U.S. fixed-income, including mortgage-related and other asset-backed securities, international fixed-income, and money market. In addition to investing in other Forward Funds, the Fund may enter into repurchase agreements collateralized by securities issued by the U.S. Government or its agencies. The Fund’s current asset allocation, which is updated quarterly, is available at www.forwardinvesting.com.	The Fund is a “fund of funds” that primarily invests in other Forward Funds and certain of the related investment companies managed by subsidiaries of Salient Partners, L.P. (“Underlying Funds”). The Fund’s advisor, Forward Management, LLC (“Forward Management” or the “Advisor”), uses a quantitative asset allocation strategy that seeks to maximize yield while maintaining an overall level of volatility that is similar to the volatility of the Income Builder Blended Index, which consists of 85% Barclays Global Aggregate Bond Index and 15% MSCI ACWI. The Advisor regularly monitors the asset allocation of the Fund and will modify the Underlying Fund allocations in response to the Advisor’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes and investment strategies represented by each Underlying Fund. The asset classes in which the Underlying Funds may invest include: U.S. fixed-income, international fixed-income, money market, U.S. equity, frontier and emerging market, global real estate, infrastructure, dividend-oriented strategies, preferred securities, and international equity. In addition to investing in Forward Funds, the Fund may enter into repurchase agreements collateralized by securities issued by the U.S. Government or its agencies. The Fund’s current asset allocation, which is updated quarterly, is available at www.forwardinvesting.com.
Principal Risks	Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:	Any of the investments made by the Fund can result in an investment loss, which may be significant. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

	Allocation: The Fund’s investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s allocation targets and ranges. Forward Management may make less than optimal or poor asset allocation decisions, meaning that the Fund could	Allocation: The Fund’s investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s allocation targets and ranges. Forward Management may make less than optimal or poor asset allocation decisions, meaning that the Fund could

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.	miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Repurchase Agreements: Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (a) a possible decline in value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.	Repurchase Agreements: Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (a) a possible decline in value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) a possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

Securities Issued by Other Investment Companies: The Fund may invest in shares of other investment companies to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in the underlying funds exposes the Fund to all the risks of the underlying funds (as detailed below), and, in general, subjects it to a pro rata portion of the underlying funds’ fees and expenses. The Fund is exposed to the same risks as the Underlying Funds in which the Fund invests in direct proportion to the allocation of its assets among the Underlying Funds. The following principal risks are principal risks of the Underlying Funds which in the aggregate also constitute principal risks of the Fund by virtue of its investment in the Underlying Funds.	Securities Issued by Other Investment Companies: The Fund may invest in shares of other investment companies to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in the underlying funds exposes the Fund to all the risks of the underlying funds (as detailed below), and, in general, subjects it to a pro rata portion of the underlying funds’ fees and expenses. The Fund is exposed to the same risks as the Underlying Funds in which the Fund invests in direct proportion to the allocation of its assets among the Underlying Funds. The following principal risks are principal risks of the Underlying Funds which in the aggregate also constitute principal risks of the Fund by virtue of its investment in the Underlying Funds.

The Fund is exposed to the same risks as the Underlying Funds in which the Fund invests in direct proportion to the allocation of its assets among the Underlying Funds. The following principal risks are principal risks of the Underlying Funds which in the aggregate also constitute principal risks of the Fund by virtue of its investment in the Underlying Funds.	The Fund is exposed to the same risks as the Underlying Funds in which the Fund invests in direct proportion to the allocation of its assets among the Underlying Funds. The following principal risks are principal risks of the Underlying Funds which in the aggregate also constitute principal risks of the Fund by virtue of its investment in the Underlying Funds.

Not a Principal Risk of this Fund	Borrowing: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Not a Principal Risk of this Fund	Currency Transactions: A security denominated in a foreign currency will fluctuate if there is a change in currency exchange rates or exchange control regulations, and adverse fluctuations will reduce the value of the Fund’s shares. Conversion between

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

currencies can result in additional costs for the Fund and conversion may be limited by certain foreign countries. Fund managers are authorized to hedge against currency risks but are not required to do so.

Debt Securities: Debt securities in which the Fund may invest are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures).	Debt Securities: Debt securities in which the Fund may invest are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures).

Not a Principal Risk of this Fund	Depositary Receipts: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Derivatives: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments.	Derivatives: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments.

Not a Principal Risk of this Fund	Emerging Market and Frontier Market Securities: Emerging market and frontier market securities present investment risks that may be particularly high relative to the risks of investing in other foreign securities. These risks include political, social, economic, liquidity, volatility, currency, legal and other risks different from, or greater than, the risks of investing in securities of foreign countries with more mature economic structures.

Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of	Equity Securities: The risks associated with investing in equity securities of companies include the financial risk of

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.	selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Not a Principal Risk of this Fund	Exchange-Traded Funds (“ETFs”): The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the ETFs in which the Fund may invest. The value of the Fund’s investment will fluctuate in response to the performance of the ETFs owned by the Fund, and the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying the Fund’s expenses. References to the “Fund” in these risks include the Fund or underlying ETF, as applicable.

Not a Principal Risk of this Fund	Foreign Securities: Foreign securities present greater investment risks than investing in the securities of U.S. companies. These risks include unstable political, social and economic conditions, greater illiquidity and volatility, currency exchange rate fluctuations, foreign exchange controls, different laws and legal systems, and less availability of information about issuers.

Government-Sponsored Enterprises (“GSEs”): Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.	Government-Sponsored Enterprises (“GSEs”): Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. As a result, securities issued by GSEs carry greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Not a Principal Risk of this Fund	Hedging: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Not a Principal Risk of this Fund	Infrastructure-Related Investment: Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies.

Interest Rate: The value of debt securities changes as interest rates change and the value of debt securities typically declines if interest rates increase. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, which makes them more volatile than debt securities with shorter durations or floating or adjustable interest rates.	Interest Rate: The value of debt securities changes as interest rates change and the value of debt securities typically declines if interest rates increase. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, which makes them more volatile than debt securities with shorter durations or floating or adjustable interest rates.

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

Liquidity: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity for a variety of reasons. In addition, certain types of securities, such as derivative based securities and privately issued mortgage-related securities and other asset-backed securities without a government or government-sponsored guarantee, are subject to greater liquidity risk.	Liquidity: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity for a variety of reasons. In addition, certain types of securities, such as derivative based securities and privately issued mortgage-related securities and other asset-backed securities without a government or government-sponsored guarantee, are subject to greater liquidity risk.

Not a Principal Risk of this Fund	Lower-Rated Debt Securities: Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate low-rated securities can involve certain risks.

Mortgage-Related and Other Asset-Backed Securities: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.	Not a Principal Risk of this Fund

Not a Principal Risk of this Fund	Municipal Bonds: Interest rates on tax-exempt municipal bonds are generally lower than taxable bonds. If tax-exempt shareholders invest in the Fund they would not obtain any benefit from the potential to receive tax-exempt dividends, and the return on their investment may be lower than an investment in another fund that does not invest in tax-exempt

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

municipal obligations. In addition, since the Fund invests less than 50% of its total assets in federally tax-exempt municipal bonds, no portion of the Fund’s distributions will be designated as tax-exempt dividends.

Not a Principal Risk of this Fund	Overseas Exchanges: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Not a Principal Risk of this Fund	Real Estate Securities and REITs: The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants.

Not a Principal Risk of this Fund	Restricted and Illiquid Securities: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when Forward Management and/or the Fund’s sub-advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Not a Principal Risk of this Fund	Short Sales: While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value

Forward Balanced Allocation Fund (to be effective January 22, 2016)	Forward Income Builder Fund (to be effective January 22, 2016)

of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile.

Tax: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of a Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders).	Tax: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of a Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Not a Principal Risk of this Fund	Tax Reform: Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or shareholders.

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SUPP BAL MERGE INC BLD 11202015